UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
                          FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 19, 2015
  THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 Marcus Avenue, Lake Success, New York 11042
(Address of principal executive offices)
Registrant’s telephone number, including area code: (516) 587-5000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of The Hain Celestial Group, Inc. (the “Company”) held on November 19, 2015, the Company submitted the following matters to a vote of security holders:

No. 1	To elect eight directors, each to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

No. 2	To approve, on an advisory basis, the compensation awarded to the named executive officers for the fiscal year ended June 30, 2015, as set forth in the Company’s proxy statement;

No. 3	To ratify the appointment of Ernst & Young LLP as the Company’s registered independent accountants for the fiscal year ending June 30, 2016; and

No. 4	To approve a stockholder proposal regarding proxy access, as described in the Company’s proxy statement.

Proposal No. 1 - Election of Directors:

The Company’s stockholders elected the persons named below, the Company’s nominees, as directors of the Company, with the following vote:

Name:	For	Withheld	Abstain	Broker Non-Votes
Irwin D. Simon	73,481,652	3,677,428	—	13,078,594
Richard C. Berke	50,019,300	27,139,780	—	13,078,594
Andrew R. Heyer	76,910,197	248,883	—	13,078,594
Raymond W. Kelly	76,397,313	761,767	—	13,078,594
Roger Meltzer	71,872,301	5,286,779	—	13,078,594
Scott M. O’Neil	49,178,466	27,980,614	—	13,078,594
Adrianne Shapira	50,078,009	27,081,071	—	13,078,594
Lawrence S. Zilavy	76,195,449	963,631	—	13,078,594

Proposal No. 2 - Advisory Vote regarding the Compensation of the Company’s Named Executive Officers:

The Company’s stockholders cast their advisory votes on the compensation awarded to the named executive officers for the fiscal year ended June 30, 2015 as set forth in the Company’s proxy statement with the following vote:

For	Against	Abstain	Broker Non-Votes
31,404,156	45,558,640	196,284	13,078,594

Proposal No. 3 - Ratification of Appointment of Registered Independent Accountants:

The Company’s stockholders ratified the appointment of Ernst & Young LLP with the following vote:

For	Against	Abstain	Broker Non-Votes
87,884,356	2,312,080	41,238	—

Proposal No. 4 - Approval of Stockholder Proposal:

The Company’s stockholders approved a stockholder proposal regarding proxy access with the following vote:

For	Against	Abstain	Broker Non-Votes
66,336,880	9,814,856	1,007,344	13,078,594

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: November 25, 2015

THE HAIN CELESTIAL GROUP, INC.
(Registrant)

By:     /s/ Denise M. Faltischek
Name:    Denise M. Faltischek
Title:    Executive Vice President and General Counsel,
Chief Compliance Officer and Corporate Secretary